SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2000

                                      CBSS

                                  (Depositor)

  (Issuer in respect of C-Bass Mortgage Loan Asset-Backed Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CBSS
                 C-Bass Mortgage Loan Asset-Backed Certificates
                                Series 1999-CB5

On May 25, 2000, The Bank of New York, as Trustee for CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among CBSS as Depositor, C-BASS, LLC, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5 relating to the distribution date of May 25, 2000 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2000


                                      CBSS


                          By: /s/ Glenn Mitchell
                              ------------------------------
                          Name:   Glenn Mitchell
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2000


                             Payment Date: 05/25/00


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        116,512,231.86    7.470000%     2,418,784.63    725,288.64    3,144,073.27       0.00       0.00
                        A2         53,453,164.16    6.600000%       839,467.29    293,992.40    1,133,459.69       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             BB         14,879,473.80    8.000000%       196,759.16    119,527.40      316,286.56       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        184,844,869.81     -            3,455,011.08  1,138,808.45    4,593,819.53     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        114,093,447.23              0.00
                                A2         52,613,696.87              0.00
                                X                   0.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     BB         14,682,714.64              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        181,389,858.74     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/00


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    116,512,231.86     7.470000% 124860CP0    20.066407      6.017045    946.527242
                           A2     53,453,164.16     6.600000% 124860CQ8    14.330271      5.018648    898.151193
                           X               0.00     0.000000% NA            0.000000      0.000000      0.000000
Residual                   R               0.00     0.000000% NA            0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                BB     14,879,473.80     8.000000% NA           12.374790      7.517447    923.441172
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     184,844,869.81       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       121,108,918.75    57,397,637.28   178,506,556.03
Loan count                   1683              424             2107
Avg loan rate           9.539541%        9.834522%             9.63
Prepay amount        2,286,272.39       793,109.62     3,079,382.01

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        67,839.68        25,595.75        93,435.43
Sub servicer fees            0.00             0.00             0.00
Trustee fees             1,286.75           606.64         1,893.38


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,551,080.55     1,267,268.98     3,818,349.54
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.048272%           100.000000%            169,965,396.01
   -----------------------------------------------------------------------------
   Junior            7.951728%             0.000000%             14,682,714.64
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          90                 6,754,922.10
60 to 89 days                          28                 2,110,836.58
90 or more                             40                 2,549,571.95
Foreclosure                           131                12,204,950.91

Totals:                               289                23,620,281.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                320,399.32
Current Total Outstanding Number of Loans:                                 7

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,593,819.53          4,593,819.53
Principal remittance amount            3,455,011.08          3,455,011.08
Interest remittance amount             1,138,808.45          1,138,808.45